SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549





                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): August 7, 2002



                        PILGRIM'S PRIDE CORPORATION
            (Exact Name of Registrant as Specified in Charter)


  DELAWARE                     1-9273                       75-1285071
  (State or Other Jurisdiction (Commission                (IRS Employer
  of Incorporation)            File Number)         Identification No.)


            110 SOUTH TEXAS STREET
               PITTSBURG, TEXAS                          75686-0093
        (Address of Principal Executive Offices)         (ZIP Code)


    Registrant's telephone number, including area code:  (903) 855-1000





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ITEM 9.  REGULATION FD DISCLOSURE

     Attached hereto as Exhibit's 99.1 and 99.2 are Statements Under Oath made by David Van Hoose, Principal Executive Officer, and Richard A. Cogdill, Principal Financial Officer, of Pilgrim's Pride Corporation. Such statements were submitted on August 7, 2002 pursuant to Securities and Exchange Commission Order No. 4-460.

                               EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION

99.1  Statement Under Oath of Principal Executive Officer, dated
      August 7, 2002.

99.2  Statement Under Oath of Principal Financial Officer, dated
      August 7, 2002.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PILGRIM'S PRIDE CORPORATION

                                        /s/ Richard A. Cogdill
Date: August 8, 2002             By:
                                   Richard A. Cogdill
                                   Executive Vice President,
                                   Chief Financial Officer,
                                   Secretary and Treasurer